UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (602) 414-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01: Other Events
Item 9.01: Financial Statements and Exhibits
Signatures
EX-99.1: Press Release of First Solar, Inc., dated June 11, 2013
EX-99.2: Press Release of First Solar, Inc., dated June 12, 2013

Item 8.01 Other Events

On June 11, 2013, the Company issued a press release announcing the commencement of an offering of its common stock (the “Offering”). A copy of the press release related to the commencement of the Offering is furnished as Exhibit 99.1 to this Form 8-K.

On June 12, 2013, the Company issued a press release announcing the pricing of the Offering. A copy of the press release related to the pricing of the Offering is furnished as Exhibit 99.2 to this Form 8-K.

The information in Item 8.01 of this Form 8-K, Exhibit 99.1 attached hereto and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of First Solar, Inc., dated June 11, 2013.
99.2	Press Release of First Solar, Inc., dated June 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: June 13, 2013	By:	/s/	Mary Beth Gustafsson
	Name:		Mary Beth Gustafsson
	Title:		Executive Vice President, General Counsel and Secretary